CONFIDENTIAL TREATMENT REQUESTED

Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and, where applicable, have been marked with “[***]” to indicate where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

GENERAL TERMS AGREEMENT NO. 1-1026296

GE
Aviation

General Terms Agreement
No. 1-1026296

October 1, 2018

CONFIDENTIAL NOTICE
The information contained in this document is General Electric Company acting through its GE Aviation business unit("GE") designated Confidential and is disclosed in confidence. It is the property of GE and will not be used, disclosed to others or reproduced without the express written consent of GE. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document will appear in any such reproduction. U.S. export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

GE Designated: -CONFIDENTIAL-

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Table of Contents

•	Agreement

SECTION I - DEFINITIONS

SECTION II – TERMS & CONDITIONS

ARTICLE 1    -    PRODUCTS
ARTICLE 2    -    PRODUCT PRICES
ARTICLE 3    -    PRODUCT ORDER PLACEMENT
ARTICLE 4    -    DELIVERY, TITLE, TRANSPORTATION, RISK OF
LOSS, PACKAGING OF GE PRODUCTS
ARTICLE 5    -    PAYMENT FOR PRODUCTS
ARTICLE 6    -    GENERAL
ARTICLE 7    -    TAXES AND DUTIES
ARTICLE 8    -    WARRANTIES AND PRODUCT SUPPORT PLAN ARTICLE 9    -    EXCUSABLE DELAY
ARTICLE 10    -    INTELLECTUAL PROPERTY RIGHTS
ARTICLE 11    -    DATA
ARTICLE 12    -    LIMITATION OF LIABILITY
ARTICLE 13    -    GOVERNMENT AUTHORIZATION, EXPORT SHIPMENT ARTICLE 14    -    PERSONAL DATA PROTECTION
ARTICLE 15    -    NOTICES
ARTICLE 16    -    MISCELLANEOUS

•	Exhibit A - Engine Warranty Plan

SECTION I    -    WARRANTIES
SECTION II    -    GENERAL CONDITIONS

•	Exhibit B - Product Support Plan

SECTION I    -    SPARE PARTS PROVISIONING SECTION SECTION II    -    TECHNICAL PUBLICATIONS AND DATA SECTION III    -    TECHNICAL TRAINING
SECTION IV    -    CUSTOMER SUPPORT AND SERVICE SECTION V    -    ENGINEERING SUPPORT
SECTION VI    -    SUPPORT EQUIPMENT
SECTION VII    -    PERFORMANCE TREND MONITORING
SECTION VIII    -    GENERAL CONDITIONS - PRODUCT SUPPORT PLAN

•	Exhibit C - Payment Terms

•	Exhibit D – Standard Diagnostics Services

•	Exhibit E – [***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

THIS GENERAL TERMS AGREEMENT NO. 1-1026296 (hereinafter referred to as this “Agreement”), dated as of October 1, 2018 by and between General Electric Company, a corporation organized under the law of the State of New York, U.S.A., (including its successors and assigns), acting through its GE-Aviation business unit located in Evendale, Ohio, U.S.A. (hereinafter referred to as “GE”), GE Engine Services Distribution, LLC, a Delaware limited liability company having its principal office at One Neumann Way MD 111, Cincinnati, Ohio 45215 (hereinafter referred to as “GE-LLC”) and HAWAIIAN AIRLINES, INC , a corporation organized and existing under the laws of Delaware, having an office and place of business at 3375 Koapaka St, Suite G350, Honolulu, HI 96819, United States (hereinafter referred to as “Airline”). GE, GE- LLC and Airline are also referred to in this Agreement as the “Parties” or individually as a “Party”.

WITNESSETH

WHEREAS, Airline has acquired, or is in the process of acquiring a certain number of aircraft equipped with installed Engines (as defined below), and

WHEREAS, GE, GE-LLC and Airline desire to enter into this Agreement to establish the terms and conditions governing the sale, from time to time, by GE and GE-LLC and the purchase by Airline of Spare Engines (as defined below), related equipment and spare parts therefor and the product services to be supplied by GE in support of such installed and Spare Engines for use by Airline with respect to its commercial passenger service purposes (“Activities”), and

FURTHER, GE acknowledges that GE-LLC is a 100% owned subsidiary of GE.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the respective Parties hereto agree as follows to the respective Sections of this Agreement. Capitalized terms used herein that are otherwise undefined shall have the meanings ascribed to them in Section I (“Definitions”), unless the context requires otherwise.

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GE Designated: -CONFIDENTIAL- _______________________________________________________________________________________________________________________________________

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SECTION I - DEFINITIONS

These definitions shall apply for all purposes of this Agreement unless the context otherwise requires.

“Aircraft” means the aircraft on which the Engine(s) listed in the applicable letter agreement to this Agreement is (are) installed.

“Agreement” means this General Terms Agreement (together with all exhibits, and specific transaction agreements (“Letter Agreements”) and attachments) between GE and Airline, as the same may be amended or supplemented from time to time.

“Airworthiness Authority” means the Federal Aviation Administration of the United States (“FAA”), or if applicable, the European Aviation Safety Agency (“EASA”), or such other foreign equivalent aviation authority as agreed in writing by GE and Airline.

“Airworthiness Directive” means a requirement for the inspection, repair or modification of the Engine or any portion thereof as issued by the Airworthiness Authority.

“ATA” means the Air Transport Association of America.

“Basic Engine” means the Engine Assembly, which includes the Fan Module Assembly and the Propulsor Assembly including the FADEC, EMU and the other parts listed in the Engine section of Exhibit E.

“Campaign Change” means any new Part design introduction, Part modification, Part Inspection, or premature replacement of an Engine or Module required by a time compliance GE Service Bulletin implementing an Airworthiness Directive.
“Data” means all information and data of any type, form or nature (including, but not limited to, designs, drawings, blueprints, tracings, plans, models, layouts, software, specifications, technical publications, electronic transmittals, customer website data and memoranda) which may be furnished or made available to Airline, directly or indirectly, as the result of this Agreement.

“EMU” means the Engine Monitoring Unit.

“Engine” means the Airworthiness Authority certified Engine(s) as described and referred to in the applicable Letter Agreement(s) to this Agreement or covered under this Agreement pursuant to Article 8 hereof.

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“Expendable Parts” means those parts which must routinely be replaced during inspection, repair, or maintenance, whether or not such parts have been damaged, and other parts which are customarily replaced at each such inspection and maintenance period such as filter inserts and other short-lived items which are not dependent on wear out but replaced at predetermined intervals.

“FADEC” means the Full Authority Digital Engine Control system.

“Failed Parts” means those Parts and Expendable Parts suffering a Failure, including Parts suffering Resultant Damage.

“Failure” means the breakage of a Part, malfunction of a Part, or damage to a Part, rendering it not Serviceable and such breakage, malfunction or damage is not due to causes excluded by Exhibit A Section II Subsection B, including, but not limited to, any defect in design. Failure shall also include Resultant Damage and any defect in material or workmanship. Failure does not include any such breakage, malfunction or damage that is due to normal wear and tear.

“Flight Cycle” means the complete running of an Engine from start through any condition of flight and ending at Engine shutdown. A “touch and go landing” used during pilot training shall be considered as a “Flight Cycle”.

“Flight Hours” means the cumulative number of airborne hours in operation of each Engine computed from the time an aircraft leaves the ground until it touches the ground at the end of a flight.

“Foreign Object Damage” means any damage to the Engine caused by objects that are not part of the Engine and Engine optional equipment.

“GE Products” means Spare Engines, related optional equipment, technical data, and other products offered from time to time, as may be offered for sale and/or provided by GE.

“GE-LLC Products” means spare Parts, Expendable Parts, Modules, and other products offered from time to time, as may be offered for sale and/or provided by GE-LLC.

“Labor Allowance” means a GE credit calculated by multiplying the established labor rate by man-hours allowed for disassembly, reassembly (when applicable), and for Parts repair. If a Labor Allowance is granted for a repair, it shall not exceed the credit that would have been quoted if the Part had not been repairable. The established labor rate means either (a) the then current labor rate mutually agreed between GE and Airline if the work has been performed by Airline, or (b) the then current labor rate agreed between GE and the third party repair and overhaul shop if the work has been performed by such repair and overhaul shop.

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“LLP Influencing Part” is a part that experience has shown can directly or indirectly influence the boundary conditions of the lifing system used to determine the LLP airworthiness limitations.

“Module” means a major sub-assembly of any of the Engines described in the applicable letter agreements or covered under this Agreement pursuant to Article 8 hereof.

“Original Equipment” means Engines sold by GE to the airframe manufacturer for installation on Airline’s Aircraft.

“Part” means Engine parts and Module parts sold by GE and delivered as Original Equipment in an Engine or Module, or Engine parts and Module parts sold and delivered by GE as new spare parts in support of an Engine or Module. The term excludes parts furnished on new Engines and Modules procured directly from vendors. Such parts are covered by the vendor warranty and the GE “Vendor Warranty Back Up in Exhibit A, Section I, Subsection F.” Also excluded are Expendable Parts and customary short-lived items such as igniters and filter inserts.

“Parts Credit Allowance” means the credit granted by GE to Airline, in connection with either a GE-declared campaign change or a Failed Part, based on the price of a replacement Part at the time the Part is removed. This credit may take the form of a replacement Part at GE’s option.

“Part Cycles” means the total number of Flight Cycles accumulated by a Part.

“Parts Repair” means the GE recommended rework or restoration of Failed Parts to a Serviceable condition.

“Part Time” means the total number of Flight Hours accumulated by a Part.

“Performance Restoration Shop Visit” - A shop visit in which, at a minimum, the combustor and high-pressure turbine are exposed and subsequently refurbished.

“Propulsor” or “Propulsor Assembly” is a subset of an Engine comprised of the HPC, Combustor, HPT, TCF, LPT and AGB Modules.

“Product(s)” has the meaning ascribed to it in Article 1A.

“Resultant Damage” means the damage suffered by a Part in warranty because of a Failure of another Part or Expendable Part within the same engine, provided the Part or Expendable Part causing the damage was in warranty.

“Serviceable” when used to describe an Engine or Part, means in an airworthy condition within the limits defined in the applicable Engine manuals, specification and/or publications by the

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type certificate holder as approved by the Airworthiness Authorities and documented by FAA Form 8130.

“Scrapped Parts” means those Parts determined by GE to be un-Serviceable and not repairable by virtue of reliability, performance or repair costs. Such Parts shall be considered as scrapped if they bear a scrap tag duly countersigned by a GE representative. Such Parts shall be destroyed and disposed of by Airline unless requested by GE for engineering analysis, in which event any handling and shipping shall be at GE’s expense.

“Spare Engine” means a Basic Engine or Propulsor acquired in support of Airline's fleet of Aircraft for use as a spare Engine when another Engine in such fleet is not Serviceable.

“Ultimate Life” of a rotating Part means the approved limitation on use of a rotating Part, in cumulative Flight Hours or Flight Cycles, which the FAA establishes as the maximum period of allowed operational time for such rotating Parts in Airline service, with periodic repair and restoration.

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SECTION II - TERMS AND CONDITIONS
ARTICLE 1 - PRODUCTS

A.
Airline may purchase under the terms and subject to the conditions hereinafter set forth, Spare Engines, Propulsors, Modules, spare Parts, Expendable Parts, related optional equipment, technical data and other products offered from time to time, as may be offered for sale by GE and GE- LLC (hereinafter referred to as “Product(s)”) in quantities and in configurations reasonably required to support Airline’s Activities and the aircraft applications operated by Airline in connection therewith.

B.
In order to assure that an adequate supply of GE Spare Engines are available to support the worldwide operating fleet of GE powered aircraft, GE reserves the option, for a limited period of time following the sale of Engines to Airline, to repurchase Engines which Airline proposes to utilize for other than its own operating purposes.

Accordingly, if within the first [***] on any Engine sold hereunder, Airline elects to a) offer such Engine for resale or b) undertake action to cause components or parts of such Engine to be made available for sale, Airline shall give GE prompt advanced written notice of such determination (“Airline’s Notice”).

Promptly upon receipt of such notice, GE shall have first option to repurchase the Engine from Airline (the “GE Repurchase Option”) If requested by GE, an independent expert, jointly designated by GE and Airline, shall verify such offer while maintaining in confidence the identity of such third party.

GE shall give Airline notice of its decision to decline or to exercise such GE Repurchase Option within twenty (20) business days of its receipt of Airline’s Notice. Fulfillment by GE of the GE Repurchase Option shall be conditional upon technical inspection, review and acceptance of the Engine and its records by GE and the execution of a mutually acceptable purchase agreement.

For the avoidance of doubt, such GE Repurchase Option shall not apply to any sale of an Engine intended to secure sale/leaseback financing in connection therewith.

ARTICLE 2 - PRODUCT PRICES

A.
In General. The selling price of GE-LLC Products or GE Products will be the respective prices which are quoted in GE-LLC’s Spare Parts Price Catalog, as revised from time to time (the “Spare Parts Catalog” or “Catalog”) or in GE’s written quotation or proposal from time to time and confirmed in a Letter Agreement for the purchase of Spare Engines or in a

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purchase order placed by Airline and accepted by GE-LLC or GE. All prices shall be in U.S. Dollars and Airline shall pay for GE-LLC Products or GE Products in U.S. Dollars. All Product prices include the cost of GE’s standard tests, inspection and commercial packaging, but exclude, in the case of Spare Engines, shipping stands, containers and engine covers. Transportation costs and costs resulting from special inspection, packaging, testing or other special requirements, requested by Airline, will be paid for by Airline. GE-LLC will advise Airline in writing ninety (90) days in advance of any changes in prices affecting a significant portion of the prices in the Catalog. During such ninety (90) day period, GE- LLC shall not be obligated to accept Airline purchase orders for quantities of spare Parts in excess of up to ninety (90) days of Airline’s normal usage beyond the effective date of the announced price change.

B.
Spare Engines. Spare Engine prices will be quoted as base prices, subject to escalation using the appropriate GE Engine escalation provisions then in effect. The appropriate GE escalation provisions will be set forth in each applicable Letter Agreement to this Agreement. No change to such escalation provisions will apply to Airline until GE provides Airline at least ninety (90) days prior written notice. However, GE cannot change an escalation formula during any price protection period set forth in an applicable Letter Agreement.

ARTICLE 3 - GE PRODUCT ORDER PLACEMENT

A.	The terms and conditions set forth herein are in lieu of all printed terms and conditions appearing on Airline’s purchase orders.

B.	For each purchase order placed by Airline, GE shall promptly respond by confirming, modifying or rejecting it.

C.
For all Products, except Spare Engines, Customer may place purchase orders, in preference, through the CWC, or EDI network (Spec2200), or any other electronic mean, or as prescribed in said Catalog or GE’s quotation, facsimile transmission, or telephone with written confirmation.

D.
For Spare Engines, Propulsors and Modules, Airline may place a purchase order reflecting the Airline commitment to purchase such Spare Engine, Propulsor or Module as contained in the applicable Letter Agreement. For avoidance of doubt, placement of such purchase order will be considered solely for administrative purposes (including shipping, export and taxation requirements) and shall not affect the payment obligation of Airline, or the shipment obligation of GE as set forth in the applicable Letter Agreement. GE will invoice Airline for Spare Engines, Propulsors and Modules in accordance with “Exhibit C: Payment Terms”.

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E.
If Airline elects to place a purchase order for a Spare Engine, Propulsor or Module, it shall be in a mutually agreed upon format and shall include the information listed below in this sub- section E, in this Article 3. An original version shall be sent to Airline’s assigned CSM email address. Purchase orders shall include at a minimum the following information:

1)	Customer IATA Code;

2)	GTA Number;

3)	Customer headquarters address;

4)	Invoicing address;

5)	V.A.T. Number (if appropriate);

6)	Description of Product;

7)	Price;

8)	Quantity;

9)	Delivery date (in accordance with the applicable Letter Agreement schedule);

10)	Shipping instructions;

11)	Freight forwarder address including contact name, phone, fax email and address;

12)	Address for Spare Engine logbook (if for a Spare Engine);

13)	Bill of Sale address including name, phone, fax, email and address;

14)	Delivery address.

ARTICLE 4 - DELIVERY, TITLE, TRANSPORTATION, RISK OF LOSS, PACKAGING OF PRODUCTS

A.
Shipment of GE Products and GE-LLC Products shall be from GE’s facility in Evendale, Ohio, U.S.A., Peebles, Ohio, U.S.A., or Erlanger, Kentucky, U.S.A., or point of manufacture, or other facility at GE’s option.

B.	Delivery of all GE Products and GE-LLC Products shall be as follows (hereinafter “Delivery”):

(i)
For GE Products and GE-LLC Products shipped from the U.S. to a domestic U.S. destination, Delivery of such GE Products and GE-LLC Products shall be Ex Works (Incoterms 2000) at the point of shipment described in Paragraph A of this Article;

(ii)
For GE Products and GE-LLC Products shipped from the U.S. to a destination outside the U.S., Delivery of such GE Products and GE-LLC Products shall be to Airline once the GE Product or GE-LLC Product is over international waters (i.e., 12 miles offshore of the U.S.), or, if the GE Product or GE-LLC Product does not cross international waters during transport, at the frontier of the destination country. Unless otherwise agreed, Airline shall be responsible for exporting the GE Products and GE-LLC Products out of the U.S.;

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(iii)	For GE Products and GE-LLC Products shipped from a location outside the U.S., Delivery of such GE Products and GE-LLC Products shall be Ex Works (Incoterms 2000) from such foreign GE facility.

Upon Delivery, title to GE Products and GE-LLC Products as well as risk of loss thereof or damage thereto shall pass to Airline. Airline shall be responsible for all risk and expense in obtaining any required licenses and carrying out all customs formalities for the exportation and importation of goods in accordance with the Article titled “Government Authorization” of this Agreement.

C.
Airline shall arrange and pay for transportation of such GE and GE-LLC Products from the point of shipment described in Paragraph A of this Article until Delivery in accordance with Paragraph B of this Article.

D.
Airline understands that from time to time GE will make design improvements to the Engine. GE may elect to issue a Service Bulletin in order to improve the in-service Engines before new production design has cleared production line at the airframer. Airline agrees that it shall not refuse delivery of an Engine from GE or airframer if it does not have the latest design improvement so long as the improvement does not impact safety and is not the sole resolution to an Airworthiness Directive. At the time of delivery, GE will work with the Airline to determine the timing for incorporation of the Service Bulletins.

ARTICLE 5 - PAYMENT FOR PRODUCTS

Payment terms are set forth in the attached Exhibit C.

ARTICLE 6 - GENERAL

Solely for purposes of Articles 7-16 of the Agreement, the abbreviation “Seller” shall refer to both GE and GE-LLC since each entity will be subject to these terms. In addition, again solely for purposes of Articles 7-16 of the Agreement, the term “Product(s)” shall refer to both GE Product(s) and GE-LLC Product(s).

ARTICLE 7 – TAXES AND DUTIES

Seller shall be responsible for and pay directly all corporate and individual taxes measured by net income or profit. Together with any imposts, duties, fees, taxes, dues or any other charges whatsoever imposed or levied by any governmental authority on Seller, its employees or subcontractors related to or in connection with the Products prior to Delivery to the Airline.

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Once Delivery has occurred, the Airline shall be responsible for and pay directly all taxes, imposts, duties, fees, dues or any other charges whatsoever imposed or levied in connection with the Products.

All payments due and payable to Seller by Airline under this Agreement shall be made without deduction or withholding. In the event Airline shall be required by law to deduct or withhold any amount payable to Seller the amount payable shall be increased so that Seller receives the same amount that it would have received if no deduction or withholding had been made. Airline shall provide to Seller, on a timely basis, official receipts for deducted or withheld taxes.

Seller and Airline shall cooperate and take reasonable steps to minimize the taxes applicable to the transactions contemplated by this Agreement.

ARTICLE 8 - WARRANTY AND PRODUCT SUPPORT PLAN

Applicable warranties are set forth in Exhibit A relating to all Engines or Parts, including Expendable Parts, either purchased by Airline directly from GE or GE-LLC or installed on Airline’s Aircraft as Original Equipment. Product support activities are set forth in Exhibit B.

ARTICLE 9 - EXCUSABLE DELAY

Neither Party shall be liable or in breach of its obligations under this Agreement to the extent performance of such obligations is delayed or prevented, directly or indirectly, by causes beyond its reasonable control, including acts of God, fire, terrorism, war (declared or undeclared), severe weather conditions, earthquakes, epidemics, material shortages, insurrection, acts or omissions of the other Party or the other Party’s suppliers or agents, any act or omission by any governmental authority, strikes, acts or threats of vandalism or terrorism (including disruption of technology resources), transportation shortages, or vendor’s failure to perform, as a result of one of the events listed in this Article(each an “Excusable Delay”). The delivery or performance date shall be extended for a period equal to the time lost by reason of delay, including time to overcome the effect of the delay. The Party claiming an Excusable Delay shall use best efforts to avoid or remove such causes and continue performance whenever such causes are removed. If Seller is experiencing an Excusable Delay caused by any acts or omissions of Airline or Airline’s other contractors or suppliers, Seller shall be entitled to an equitable adjustment in price and time for performance.

In the event an Excusable Delay continues for a period of six (6) months or more beyond the scheduled delivery or performance date, Airline may, upon sixty (60) days written notice to the other, cancel the part of this Agreement so delayed and Seller shall return to Airline all payments relative to the canceled part of this Agreement. If the Excusable Delay is caused by acts or omissions of the Airline and the Airline elects to cancel the part of this Agreement so delayed

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then Airline shall pay Seller its reasonable cancellation charges directly arising from such cancellation.

ARTICLE 10 – INTELLECTUAL PROPERTY RIGHTS

A.
Seller shall at its sole cost (i) indemnify Airline against any loss or damage incurred and (ii) handle all claims and defend any suit or proceeding brought against Airline insofar as based on a claim that any Engine or Part thereof or any Product (which terms include without limitation any software) to which this Agreement relates, without any alteration or further combination, constitutes an infringement of any Intellectual Property Right of any other party. The indemnity applies to any such claim arising in any country that is signatory to Article 27 of the Convention on International Civil Aviation signed by the United States at Chicago on December 7, 1944, in which Airline is authorized to operate or in which another airline pursuant to lawful interchange, lease or similar arrangement, operates aircraft of Airline.

B.
Seller’s liability hereunder is conditioned upon Airline promptly notifying Seller in writing and giving Seller authority, information and assistance (at Seller’s expense) for the defense of any suit or proceeding. In case such Engine or Part thereof or Product is held in such suit or proceeding to constitute infringement and the use of said Product is enjoined, Seller shall, at its own expense and at its option, either (1) procure for Airline the right to continue using such Engine or Part thereof or Product; (2) replace same with satisfactory and non-infringing Engine or Part thereof or Product; or (3) modify same so it becomes satisfactory and non-infringing Engine or Part thereof or Product. Seller shall not be responsible to Airline or to any third party, for incidental or consequential damage, including, but not limited to, costs, expenses, liabilities or loss of profits resulting from loss of use.

C.
The remedies described in Paragraphs (A) and (B) above do not apply to any Engine or part thereof or Product: (1) not purchased by Airline from Seller or a supplier of certified GE parts (except for any Engine or part thereof or Product installed as Original Equipment on aircraft owned, leased or operated by Airline); (2) that was changed, modified, or not used for its intended purpose; or (3) that was manufactured by Seller to Airline’s unique specifications or directions.

The obligations recited in this Article shall constitute the sole and exclusive liability of Seller for actual or alleged infringement of Intellectual Property Rights and the remedies of Airline shall not be subject to the limitation of liability set out in Article 12 “Limitation of Liability”.

In this Article 10 the term “Intellectual Property Right” means any patent, copyright, trademark, design right or any other intellectual property right arising under applicable law.

ARTICLE 11 – DATA

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A.
All Data is proprietary to and shall remain the property of Seller. All Data is provided to or disclosed to Airline in confidence, and shall neither (1) be used by Airline or be furnished by Airline to any other person, firm or corporation for the design or manufacture or repair of any products, articles, compositions of matter, or processes, nor (2) be permitted out of Airline’s possession, or divulged to any other person, firm or corporation, nor (3) be used in the creation, manufacture, development, or derivation of any repairs, modifications, spare parts, designs or configuration changes, or to obtain FAA or any other government or regulatory approval of any of the foregoing. Data shall not be used for the maintenance, repair, or assessment of continued airworthiness of any products not supplied or covered under this Agreement. If GE’s written consent is given for reproduction in whole or in part, any existing notice or legend shall appear in any such reproduction. Nothing in this Agreement shall preclude Airline from using such Data for the modification, overhaul, or maintenance work performed by Airline on GE and GE-LLC Products purchased by Airline; except that all repairs or repair processes that are not disclosed in the Engine manuals (including, but not limited to, high technology repairs) will be the subject of a separate license and substantiated repair agreement between Seller and Airline.

B.
Seller warrants that it either owns or will secure the right for Airline to use, as set forth in this Paragraph, software delivered as part of an Engine by Seller to Airline under this Agreement. [***]. Airline agrees that it shall have no rights to sublicense, decompile or modify any software provided by Seller without the prior express written consent of the owner of such software. Airline shall be solely responsible for negotiating any licenses necessary to secure for Airline any additional rights in any software.

C.
Customer shall provide GE with access to continuous data generated by the Electronic Engine Control (EEC) or by any device providing similar data, related to engine parameters (the “Continuous Engine Operational Data” or “CEOD”).

At least thirty (30) calendar days prior to Customer’s first Engine delivery, Customer and GE shall agree on the amount and transfer method of recorded CEOD to be downloaded in order to be representative of Customer operations with the common goal of improving Aircraft operations. This initial amount may be further modified to be representative of future Customer operations and GE program needs subject to Customer agreement. The list of agreed parameters will be captured in a side-letter agreement.

Notwithstanding the preceding paragraph, for the period of ninety (90) calendar days following the start of flight operations for each Aircraft that enters the fleet, starting with the first Engine of each model in operation, [***].

For the period after the first ninety (90) calendar days of operation of each Aircraft, Customer shall make its best efforts to download and timely send to GE the percentage of

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CEOD representative of Customer flight operations determined above, provided however that in case of operational events, squawks or alerts, Customer shall download recorded CEOD for both Engines of the affected Aircraft within twenty-four (24) hours, provided sufficient downtime is available, following such event and promptly transfer to GE such recorded CEOD.

GE agrees to protect CEOD from unauthorized use or unauthorized or accidental disclosure. Any CEOD may be used by GE, its parent companies and their affiliates, and its subcontractors, for 1) technical fleet and engine analysis, and/or 2) development of and improvements to CFM products and services, provided that GE parent companies and their affiliates are subject to the same confidentially obligations as GE. Notwithstanding any provision to the contrary, it is expressly understood and agreed that any Derivative Data generated by GE is and will remain the property of GE. GE will not provide Customer identification of Derivative Data to any third party.

ARTICLE 12 - LIMITATION OF LIABILITY

The liability of Seller to Airline arising out of, connected with, or resulting from the manufacture, sale, design, possession, use or handling of any Product (including Engines installed on Airline’s owned or leased aircraft as Original Equipment and engines obtained, acquired, leased or operated before or after the execution of this Agreement) or Parts thereof or therefor or furnishing of services pursuant to this Agreement, whether in contract, warranty, tort (including, without limitation, negligence, but excluding willful misconduct or gross negligence) or otherwise, shall be as set forth in this Agreement or in Exhibit A or B or in the applicable Letter Agreements to the Agreement and shall not in any event in relation to any individual claim exceed [***], at the time the claim arises. In no event shall Seller be liable for incidental, punitive, special, indirect or consequential damages, including but not limited to, damage to, or loss of use, revenue or profit with respect to any aircraft, Engine, or part thereof.
THE WARRANTIES AND GUARANTEES SET FORTH IN EXHIBIT A AND ANY APPLICABLE LETTER AGREEMENTS ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES AND GUARANTEES WHETHER WRITTEN, STATUTORY, ORAL, OR IMPLIED (INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTY ARISING FROM COURSE OF DEALING, COURSE OF PERFORMANCE, OR USAGE OF TRADE).

For the purpose of this Article, the term “Seller” shall be deemed to include General Electric Company, its subsidiaries (including but not limited to GE Engine Services Distribution, LLC), assigns, subcontractors, suppliers, Product co-producers, and the respective directors, officers, employees, and agents of each.

ARTICLE 13 - GOVERNMENT AUTHORIZATION, EXPORT SHIPMENT

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL- _______________________________________________________________________________________________________________________________________

GE PROPRIETARY INFORMATION
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HAWAIIAN AIRLINES, INC - 1-1026296	13

A.
The Parties agree to comply with all applicable U.S. export control laws and regulations, including but not limited to the requirements of Arms Export Control Act, 22 U.S.C.2751- 2794, including the International Traffic in Arms Regulation (ITAR), 22 CFR 120 et seq,; the Export Administration Act, 50 U.S.C. App. 2401-2420, including the Export Administration Regulations, 15 C.F.R. 730-774; and the requirement for obtaining any export license or agreement, if applicable. Without limiting the foregoing, Airline agrees that it shall not transfer any export controlled item, data, information or services, to include transfer to foreign persons, including those foreign persons employed by or associated with, or under contract to the receiving Party, without the authority of an applicable export license, agreement, or applicable exemption or exception.

B.	Export Shipment. GE and Airline agree that the export shall be treated as a routed transaction pursuant to 15 CFR 748.3(b) and 15 CFR 30.3(e).

(i)
Export License Determination. Airline agrees that all provisions of the US EAR, including the end-use and end-user controls found in part 744 of the EAR, and the General Prohibitions found in part 736 of the EAR, apply to this routed export transaction. The Airline (or Airline’s designated agent) shall be the exporter and must determine licensing authority (License, License Exception, or NLR), and obtain the appropriate license or other authorization. Airline shall be responsible for obtaining any required licenses or any other required governmental authorization and shall be responsible for complying with all US and foreign government licensing requirements. Airline shall restrict disclosure of all information and data furnished in connection with such authorization and shall ship the subject matter of the authorization to only those destinations that are authorized by the US Government.

(ii)
Export Reporting. Pursuant to 15 CFR 30.3(e), Airline hereby authorizes GE, upon request of GE, (or GE’s designated agent) to file all required Electronic Export Information (EEI) reports via the U.S. Automated Export System (i.e. "AES records") prior to export from the US. GE (or GE’s designated agent) shall retain documentation to support the EEI filed and provide documentation to Airline upon request.

All rights to drawback on customs duties paid by GE with respect to Products, (or material or components thereof), belong to and shall remain in GE. If Airline arranges for export shipment, Airline agrees to furnish without charge evidence of exportation or other evidence of tax or duty exemption acceptable to the taxing or customs authorities when requested by GE.

ARTICLE 14 – PERSONAL DATA PROTECTION

A.
“Personal Data” is any information relating to an identified or identifiable natural person or to any legal entity if such legal entity is subject to data protection legislation in their country of incorporation (“Data Subject”).

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL- _______________________________________________________________________________________________________________________________________

GE PROPRIETARY INFORMATION
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B.
Airline and Seller each agree that any Personal Data obtained from the other Party will be deemed Data of the other Party as defined in this Agreement whether or not the Personal Data is publicly available.

C.
Airline and Seller each represent that in providing Personal Data to one another they will comply with all applicable laws and regulations, including but not limited to providing notices to or obtaining consents from the Data Subjects when required.

D.
Steps shall be taken to implement and maintain physical, technical and organizational measures to ensure the security and confidentiality of Personal Data in order to prevent accidental, unauthorized or unlawful access, use, modification, disclosure, loss or destruction of Personal Data. The security measures taken shall be in compliance with applicable data protection laws and shall be adapted to the risks represented by the processing and the nature of the personal data to be collected and/or stored.

ARTICLE 15 - NOTICES

Any notices under this Agreement shall become effective upon receipt and shall be in writing and be delivered or sent by mail, courier service, personal service or fax to the respective Parties at the following addresses, which may be changed by written notice:

If to:	HAWAIIAN AIRLINES, INC	If to:	General Electric Company
GE-Aviation
	3375 KOAPAKA ST STE G350 P.O. BOX 30008 HONOLULU HI 96819-1804 USA		One Neumann Way, M.D. F-108 Cincinnati Ohio 45215-1988 USA

Attn:	General Counsel	Attn:	Customer Support Manager
	With an email copy to:		Facsimile Number:________________
	MEvendorperformance@hawaiianair.com		Telephone Number:________________

		If to:	GE Engine Services Distribution, LLC
One Neumann Way, MD 111 Cincinnati, OH 452-156301
		Attn:	President
Facsimile Number: (513) 552-2144
Telephone Number: (513) 552-2278

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL- _______________________________________________________________________________________________________________________________________

GE PROPRIETARY INFORMATION
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Notice sent by the U.S. mail, postage prepaid, shall be deemed received within seven (7) days after deposit.

ARTICLE 16 - MISCELLANEOUS

A.
Assignment of Agreement. Save as specifically provided for pursuant to this Agreement, this Agreement, any related purchase order or any rights or obligations hereunder may not be assigned without the prior written consent of the other Party. Such consent shall not to be unreasonably withheld or delayed, except that Customer’s consent will not be required for an assignment by Seller to one of Seller’s affiliates provided the rights and interests of Airline are not adversely affected and provided Seller remains liable in the event the assignee fails to perform the obligations in accordance with this Agreement. In the event of any such substitution, Customer will be so advised in writing. Any assignment in contradiction of this clause will be considered null and void. Notwithstanding, GE may assign any of its accounts receivable under this Agreement to any party without Customer’s consent.

B.
Governing Law and Waiver of Immunity. The Agreement will be interpreted and applied in accordance with the substantive laws of the State of New York, U.S.A. without giving effect to its choice of law or conflict of law provisions, rules or procedures (except to the extent that the validity, perfection or creation of any lien or security interest hereunder and the exercise of rights or remedies with respect of such lien or security for particular items of equipment are governed by the laws of jurisdiction other than New York) and excluding the UN Convention on Contracts for the International Sale of Goods. With respect to any Customer who is incorporated or based outside of the United States, to the extent that such Customer or any of its property becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise from any legal action, suit or processing of any nature, Customer hereby irrevocably waives the application of such immunity and particularly, the U.S. Foreign Sovereign Immunities Act, 28 U.S.C.1602, et. Seq., insofar as such immunity relates to Customer’s rights and obligations in connection with this Agreement.

C.
Entire Agreement; Modification. This Agreement contains the entire and only agreement between the Parties, and it supersedes all pre-existing agreements between such Parties, respecting the subject matter hereof; and any representation, promise or condition in connection therewith not incorporated herein shall not be binding upon either Party. No modification or termination of this Agreement or any of the provisions herein contained shall be binding upon the Party against whom enforcement of such modification or termination is sought, unless it is made in writing and signed on behalf of Seller and Airline by duly authorized executives.

D.	Confidentiality of Information. This Agreement and Letter Agreements contain information specifically for Airline and Seller, and nothing herein contained shall be divulged by Airline

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL- _______________________________________________________________________________________________________________________________________

GE PROPRIETARY INFORMATION
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or Seller to any third person, firm or corporation, without the prior written consent of the other Parties, which consent shall not be unreasonably withheld or delayed; except (i) that Airline’s consent shall not be required for disclosure by Seller of this Agreement and Letter Agreements, and related information given by Airline to Seller, to an Engine program participant, joint venture participant, engineering service provider or consultant to Seller so as to enable Seller to perform its obligations under this Agreement or letter agreements or to build the Engine or to provide informational data; (ii) to the extent required by Government agencies, by law, or to enforce this Agreement; and (iii) to the extent necessary for disclosure to the Parties’ respective insurers, accountants or other professional advisors who must likewise agree to be bound by the provisions of this Article. In the event (i) or (iii) occur, suitable restrictive legends limiting further disclosure shall be applied. In the event the Agreement, or other Seller information or data is required to be disclosed or filed by government agencies by law, or by court order, Airline shall, to the extent legally permissible, use its best efforts to notify Seller at least thirty (30) days in advance of such disclosure or filing and shall cooperate fully with Seller in seeking confidential treatment of sensitive terms of the Agreement or such information and data.

E.
Duration of Agreement. This Agreement shall remain in full force and effect until (i) Airline operates zero (0) aircraft powered by Products set forth herein, or (ii) less than five (5) aircraft powered by such Products are in commercial airline service globally, or (iii) the occurrence of a material breach of the obligations set forth in Article 11 “Data”. Nothing herein shall affect the rights and obligations and limitations set forth in this Agreement as to Products ordered for delivery and work performed prior to termination of this Agreement.

F.
Survival Of Certain Clauses. The rights and obligations of the Parties under the following Articles and related Exhibits shall survive the expiration, termination, completion or cancellation of this Agreement:

Article 5 - Payment for Products
Article 7 -Taxes and Duties
Article 10 - Intellectual Property Rights
Article 11 - Data
Article 12 - Limitation of Liability
Article 13 - Governmental Authorization, Export Shipment
Article 16 - Miscellaneous

G.	Language. This Agreement, orders, Data, notices, shipping invoices, correspondence and other writings furnished hereunder shall be in the English language.

H.
Severability. The invalidity or un-enforceability of any part of this Agreement, or the invalidity of its application to a specific situation or circumstance, shall not affect the validity of the remainder of this Agreement, or its application to other situations or circumstances. In addition, if a part of this Agreement becomes invalid, the Parties will endeavor in good faith

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL- _______________________________________________________________________________________________________________________________________

GE PROPRIETARY INFORMATION
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to reach agreement on a replacement provision that will reflect, as nearly as possible, the intent of the original provision.

I.
Waiver. The waiver by any Party of any provision, condition, or requirement of this Agreement, shall not constitute a waiver of any subsequent obligation to comply with such provision, condition, or requirement.

J.
Dispute Resolution. Each of the Seller and the Airline (i) hereby irrevocably submits itself to the nonexclusive jurisdiction of the courts of the State of New York, New York County, of the United States District Court for the Southern District of New York, located in the Borough of Manhattan, for the purposes of any suit, action or other proceeding arising out of this Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any Party hereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defense based on sovereign or other immunity or that the suit, action or proceeding which is referred to in sub-clause (i) above is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts.

K.	Electronic Transactions.

(i)
Seller may grant Airline access to and use of the GE Customer Web Center (“CWC”) and/or other GE web sites (collectively, “GE Sites”). Airline agrees that such access and use shall be governed by the applicable GE Site Terms and Conditions, provided, however, that in the event of a conflict with the provisions of this Agreement, this Agreement shall govern.

(ii)
Seller may permit Airline to place purchase orders for certain Products on the GE Sites by various electronic methods (“Electronic POs”). The Parties agree that such Electronic POs a) constitute legally valid, binding agreements; b) have the same force and effect as purchase orders placed in paper format signed by Airline in ink; and c) are subject to the terms and conditions hereof.

(iii)
Seller may permit Airline to access certain technical Data through the CWC, including, but not limited to GE technical publications under the terms and conditions of this Agreement. Airline shall be responsible for contacting its FAA representative or the relevant local airworthiness authority, for guidelines on the use of such electronic technical Data.

(iv)
Airline represents and warrants that any employee or representative who places Electronic POs or accesses Data through the CWC is authorized by Airline to do so and has obtained a login name(s) and password(s) through the GE Site registration process.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL- _______________________________________________________________________________________________________________________________________

GE PROPRIETARY INFORMATION
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Seller shall be entitled to rely on the validity of a login name or password unless notified otherwise in writing by Airline.

L.
Parties, Recourse and Guarantee. GE and GE-LLC shall be jointly and severally liable for the obligations contained in this Agreement and any Letter Agreements hereto. Airline shall have recourse to GE for any dealings with GE-LLC which incorporate these terms and conditions. Further, GE agrees that in the event its subsidiary, GE Engine Services, LLC (“GEES”) fails to perform its obligations under the TrueChoice Flight Hour Agreement, No. 1-1026570, between GEES and Airline, GE will either (i) cause GEES to perform or (ii) perform such obligations on behalf of GEES.

Counterparts: This Agreement may be signed by the Parties in separate counterparts, and any single counterpart or set of counterparts, when signed and delivered to the other Parties shall together constitute one and the same document and be an original Agreement for all purposes.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and the year first above written.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL- _______________________________________________________________________________________________________________________________________

GE PROPRIETARY INFORMATION
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HAWAIIAN AIRLINES, INC - 1-1026296	19

HAWAIIAN AIRLINES, INC	GENERAL ELECTRIC COMPANY
By: _______________________________	By: _______________________________
Typed Name:	Typed Name:
___________________________________	___________________________________
Title:_______________________________	Title:_______________________________
___________________________________	___________________________________
___________________________________	___________________________________
Date: ______________________________	Date: ______________________________

GE ENGINE SERVICES DISTRIBUTION, LLC
By: _______________________________
Typed Name:
___________________________________
Title:_______________________________
___________________________________
___________________________________

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL- _______________________________________________________________________________________________________________________________________

GE PROPRIETARY INFORMATION
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EXHIBIT A

GEnx ENGINE WARRANTY PLAN

SECTION I - WARRANTIES

A.	New Engine Warranty

1.	GE warrants each new Engine and Module against Failure for [***] Engine Flight Hours (“EFH”) as follows:

a.	[***].

b.	[***].

c.	[***].

2.	[***]:

a.	[***].

B.	New Parts Warranty

In addition to the warranty granted for new Engines and Modules GE warrants Parts as follows:

1.	[***].

2.	[***].

C.	Ultimate Life Warranty

1.
GE warrants Ultimate Life limits on a rotating Part for which a FAA imposed Ultimate Life limitation is published provided the Part has always been operated in GE approved configurations and has been maintained in accordance with GE technical documents and recommendations.

2.	[***].

D.	Campaign Change Warranty

1.	In the event of a Campaign Change, GE will grant the following [***]:

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GE Designated: -CONFIDENTIAL- _______________________________________________________________________________________________________________________________________

GE PROPRIETARY INFORMATION
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(i)	[***] for Parts in inventory or removed from service when new or with [***] Part Time.

(ii)	[***] for Parts in inventory or removed from service [***] or the applicable hours designated in the applicable Engine Parts Table set forth in Attachment I to this GTA, whichever is earlier.

2.
[***] - GE will grant [***] for disassembly, reassembly, modification, testing, or Inspection of GE-supplied Engines, Modules or Parts therefor when such action is required to comply with a mandatory time compliance GE Service Bulletin implementing an Airworthiness Directive.

3.	Life controlled Parts which are set forth in the Ultimate Life Warranty and which are retired by Ultimate Life limits including FAA Airworthiness Directive, are excluded from Campaign Change Warranty.

E.	Warranty Pass-On

If requested by Airline and consented to by GE in writing, which consent will not be unreasonably withheld or delayed, GE will permit assignment of the warranty support for Engines sold by Airline to commercial Airline operators, or to other aircraft operators or lessors. Such warranty support will be limited to Engines or Parts which were purchased under this Agreement or to initially installed Engines purchased by Airline from the Aircraft manufacturer and apply to the unexpired portion of the New Engine Warranty, New Parts Warranty, Ultimate Life Warranty, Campaign Change Warranty, Vendor Back-Up Warranty, and Vendor Interface Warranty (collectively, the “Engine Warranties”), and will require such operator(s) to agree in writing to be bound by and comply with all the terms and conditions, including the limitations, applicable to the Engine Warranties.

Seller's consent shall not be required for the assignment by Airline to one or more financing institutions of Airline's rights to the Engine Warranties, each such assignment made in respect to Airline's initial financing of one or more new Aircraft or Spare Engine(s), as the case may be. In exercising any rights under such Engine Warranties, such assignee shall be conclusively deemed to have accepted the applicable terms and conditions of this GTA, including the limitations, applicable to the Engine Warranties. The exercise by such assignee of any rights to the Engine Warranties shall not release Airline from any of its duties or obligations to Seller under this GTA except to the extent of actual performance by the assignee. Seller’s liability to either or both Airline and its assignee shall not be increased, duplicated or multiplied in any way by reason of such assignment. Airline shall provide the assignee an extracted copy of the terms and conditions of this GTA (including a copy of this paragraph) applicable to the Engines Warranties. Seller’s consent to the assignment under the foregoing terms shall be deemed fulfilled, without further action by the Seller, upon receipt by Seller of Airline’s written notice identifying the assignee of the Engine Warranties.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL- _______________________________________________________________________________________________________________________________________

GE PROPRIETARY INFORMATION
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F.	Vendor Back-Up Warranty

1.
GE controls and accessories vendors provide a warranty on their products installed on Engines. This warranty applies to controls and accessories sold to GE for delivery on installed or Spare Engines and controls and accessories sold by the vendor to Airline on a direct purchase basis. In the event the controls and accessories suffer a failure during the vendor’s warranty period, Airline will submit a claim directly to the vendor in accordance with the terms and conditions of the vendor’s warranty.

2.
In the event a controls and accessories vendor fails to provide a warranty at least as favorable as the GE New Engine Warranty (for complete controls and accessories) or New Parts Warranty (for components thereof), or if provided, rejects a proper claim from Airline, GE will intercede on behalf of Airline to resolve the claim with the vendor. In the event GE is unable to resolve a proper claim with the vendor, GE will honor a claim from Airline under the provisions and subject to the limitations of GE’s New Engine or New Parts Warranty, as applicable. Settlements under Vendor Back-Up Warranty will exclude credits for resultant damage to or from controls and accessories procured directly by Airline from vendors.

G.	Vendor Interface Warranty

Should any control or accessory, for which GE is responsible, develop a problem due to its environment or interface with other controls and accessories or with an Engine, Module or equipment supplied by the aircraft manufacturer, GE will be responsible for initiating corrective action. If the vendor disclaims warranty responsibility for Parts requiring replacement, GE will apply the provisions of its New Parts Warranty to such Part whether it was purchased originally from GE or directly from the vendor.

H.
THE WARRANTIES SET FORTH HEREIN ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER WRITTEN, STATUTORY, ORAL, OR IMPLIED (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTY ARISING FROM COURSE OF DEALING, COURSE OF PERFORMANCE, OR USAGE OF TRADE) UNLESS AS OTHERWISE AGREED IN A LETTER AGREEMENT.

SECTION II - GENERAL CONDITIONS

A.	Airline will maintain adequate operational and maintenance records and make these available for GE inspection.

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B.	GE will deny a claim under any of the Warranty provisions, and the Warranty provisions will not apply if it has been reasonably determined by GE that:

(1)	such claim resulted from the subject Engine, Module or any Parts thereof:

•	Not being properly installed or maintained unless such has been performed by or on behalf of GE; or

•	Being operated contrary to the Aircraft Maintenance Manual, GE Engine Manuals or GE Engine Bulletins; or

•
Being operated contrary to applicable written instructions provided to Airline by GE subject to Airline following such instructions as soon as reasonably practicable taking into account operational constraints; or

•	Being repaired or altered in such a way as to impair its safety of operation or efficiency unless such has been performed by or on behalf of GE; or

•	Being subjected to misuse, neglect or accident; or

•	Being subjected to Foreign Object Damage; or

•	Being subjected to any other defect or cause (whether sole or contributory) not attributable to the acts or omissions of GE; or

•	Not incorporating a service bulletin related to the cause or failure in accordance with the requirements of such service bulletin unless the failure to incorporate is attributable to GE.

•
Being maintained and/or operated with parts and repairs not approved by GE, which includes, but is not limited to, any Parts and/or Modules that may be impacted by LLP Influencing Parts not approved by GE or LLP Influencing Parts repaired by processes not approved by GE.

The express provisions herein set forth the maximum liability of GE with respect to all claims of any kind under this Exhibit A, including, without limitation, contracts, warranty, tort and negligence (but excluding gross negligence and willful misconduct) arising out of the manufacture, design, sale, possession, use or handling of the Products (including Engines installed on Airline’s owned or leased aircraft as Original Equipment and engines obtained, acquired, leased or operated before or after the execution of this Agreement) or Parts thereof or therefor, and in no case shall GE’s liability to Airline in relation to any individual claim exceed [***] at the time the claim arises. In no event shall GE be liable for incidental, special, punitive or consequential damages. For the purpose of this Section II, the term “GE” shall be deemed to include the General Electric Company, its subsidiaries, assigns, subcontractors, suppliers, Product co-producers, and the respective directors, officers, employees, and agents of each. If Airline uses non- GE Parts or non- GE approved repairs and such parts or repairs cause personal injury, death or property damage to third parties, Airline shall indemnify and hold harmless GE from all claims and liabilities connected therewith. This indemnification shall survive termination of this Agreement.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL- _______________________________________________________________________________________________________________________________________

GE PROPRIETARY INFORMATION
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C.
Airline shall apprise GE of any Failure within [***] after the discovery of such Failure. Any Part for which a [***] is requested by Airline shall be returned to GE upon specific request by GE and must be accompanied by sufficient information to identify the Part and the reason for its return. In such event, upon return to GE, such Part shall become the property of GE unless GE directs otherwise. Transportation expenses shall be borne by GE.

D.
The warranty applicable to a replacement Part provided under the terms of the New Engine Warranty or New Parts Warranty shall be the same as the warranty on the original Part. The unexpired portion of the applicable warranty will apply to Parts repaired under the terms of such warranty.

E.	Airline will cooperate with GE in the development of Engine operating practices, repair procedures, and the like with the objective of improving Engine operating costs.

F.
If compensation becomes available to Airline under more than one warranty or other Engine program consideration, Airline will not receive duplicate compensation but will receive the compensation most beneficial to Airline under a single warranty or other program consideration.

G.	Any repair which is performed without the prior authorization of GE will not be covered by the applicable warranty.

H.	[***].

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL- _______________________________________________________________________________________________________________________________________

GE PROPRIETARY INFORMATION
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EXHIBIT B
PRODUCT SUPPORT PLAN SECTION I - SPARE PARTS PROVISIONING

A.	Provisioning Data

In connection with Airline’s initial provisioning of spare Parts, GE or GE-LLC shall furnish Airline with data in accordance with ATA Specification 2000 using a revision mutually agreed to in writing by GE and Airline.

B.	Return Of Parts

Airline shall have the right to return to GE-LLC, at GE-LLC’s expense, any new or unused Part which has been shipped in excess of the quantity ordered or which is not the part number ordered or which is in a discrepant condition except for damage in transit.

C.	Parts Buy-Back

Within the first [***] after delivery of the first aircraft to Airline, GE-LLC will agree (i) to repurchase at the invoiced price, any initially provisioned spare Parts purchased from GE-LLC which GE-LLC recommended that Airline purchase, in the event Airline finds such Parts to be surplus to Airline’s needs; or (ii) to exchange with Airline the equivalent value thereof in other spare Parts. Such Parts must be new and unused, in original GE packaging, and shall meet GE inspection requirements. Parts which become surplus to Airline’s needs by reason of Airline’s decision to upgrade or dispose of Products are excluded from this provision. Airline will deliver such Parts DDP (Incoterms 2010, whereby Airline acts as “Seller” and GE as “Buyer”), to GE or GE-LLC’s facility in the United States, and GE shall reimburse Airline the reasonable shipping costs incurred for the returned Parts.

D.	Parts of Modified Design

1.	GE-LLC shall have the right to make modifications to design or changes in the spare Parts sold to Airline hereunder.

2.	GE-LLC will from time to time inform Airline in accordance with the means set forth in ATA Specification 2000, when such spare Parts of modified design become available for shipment hereunder.

3.
Spare Parts of the modified design will be supplied unless Airline advises GE-LLC in writing of its contrary desire within ninety (90) days of the issuance of the Service Bulletin specifying the change to the modified Parts. In such event, Airline may negotiate for the continued supply of spare Parts of the pre-modified design at a rate of delivery and price to be agreed upon.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL- _______________________________________________________________________________________________________________________________________

GE PROPRIETARY INFORMATION
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E.	Spare Parts Availability

1.
GE-LLC will maintain a stock of spare Parts to cover Airline’s emergency needs. For purposes of this Paragraph, emergency is understood by GE-LLC and Airline to mean the occurrence of any one of the following conditions:

AOG    -    Aircraft on Ground
Critical    -    Imminent AOG or Work Stoppage Expedite    -    Less than Normal Lead Time

2.
Airline will order spare Parts according to lead-time but should Airline’s spare Parts requirements arise as a result of an emergency, Airline can draw such spare Parts from GE-LLC’s stock. A 24-hour, 7 days a week, Customer Response Center is available to Airline for this purpose. If an emergency does exist, GE-LLC will use its best efforts to ship required spare Part(s) within the time period set forth below following receipt of an acceptable purchase order from Airline:

AOG    -    4 Hours
Critical    -    24 Hours
Expedite    -    7 Days

3.	Airline shall provide GE with spare Parts provisioning forecasts, updated as mutually agreed, specifying projected requirements to cover at least the following twelve
(12) months period. Airline agrees to promptly notify GE in the event the Airline will not achieve such projected requirements. If Airline does not supply such forecast provisioning then GE may modify the spare Part lead-time currently defined in the Spare Parts Catalog.

SECTION II - TECHNICAL PUBLICATIONS AND DATA

Upon execution of this Agreement, GE will furnish to Airline, at no additional charge, technical manuals and Service Bulletins, including any revisions thereof. GE will furnish these via a USB drive and access through the following link: “https://www.geaviation.com/support/technical-manuals-indexes”.  All technical manuals and Service Bulletins provided by GE shall be in the English language and in accordance with mutually agreed upon provisions of the ATA Specification.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL- _______________________________________________________________________________________________________________________________________

GE PROPRIETARY INFORMATION
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SECTION III - TECHNICAL TRAINING

A.	Introduction

GE shall make technical training available to Airline, at GE’s designated facilities. Details on scope, quantity, materials, and planning shall be as mutually agreed.

B.	Scope

The training furnished under this Agreement shall be as follows:

•	Product – as previously defined in this Agreement.

•	Quantity – [***].

•	Courses – detailed in training catalog (www.geaviation.com/services/customer- training).
* Student-Days = the number of students multiplied by the number of class days The Customer Support Manager, in conjunction with appropriate GE Training representatives, will be available to conduct a review session with Airline to schedule required training. To assure training availability, such review shall be conducted six (6) to twelve (12) months prior to the delivery date of the first aircraft.

C.	Training Location

Unless arranged otherwise with GE concurrence, training shall be provided by GE in English at one or more of the GE designated facilities identified in the training catalog.

If an alternate site is desired, GE will furnish a quotation with following minimum conditions that must be met in order to deliver “equivalent” training at the alternate site.

1.	Airline will be responsible for providing acceptable classroom space and equipment
– including engines, special tools, and hand tools required to conduct the training.

2.	Airline will pay GE’s travel and living charges for each GE instructor for each day, or fraction thereof, such instructor is away from GE’s designated facility, including travel time.

3.	Airline will pay for round-trip transportation for GE’s instructors and shipment of training materials between the designated facility and such alternate training site.

D.	Airline Responsibility

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL- _______________________________________________________________________________________________________________________________________

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During engine maintenance training at any of the GE designated facilities, Airline shall be responsible for its personnel’s typical expenses such as:

•	Air and ground transportation expenses

•	Lodging (hotel accommodations)

•	Meals

•	All Medical – physicians, medication, emergencies, etc.

•	Other various and sundry expenses (visits to other businesses, entertainment, etc.).
Airline will be responsible for shipping costs of training materials in all cases.

SECTION IV - CUSTOMER SUPPORT AND SERVICE

A.	Customer Support Manager

GE shall assign to Airline at no charge, a Customer Support Manager to provide and coordinate appropriate liaison between the Airline and GE’s factory personnel.

B.	Field Support

GE will make available to Airline, at no charge, field service engineering support to assist Airline’s operations of Engines including scheduled consultative reviews. The field service engineer will assist with the introduction of new aircraft/Engines into Airline’s fleet; with the resolution of technical issues; communication between Airline and GE factory; and the effective maintenance and operations of Engines.

Throughout the operation of these Engines, the GE Aviation Operations Center (“AOC”) and the customer web portal will augment support at no additional charge to Airline.

SECTION V - ENGINEERING SUPPORT

GE shall make factory-based engineering support available, at no charge, to Airline, for typical powerplant issues

SECTION VI – SUPPORT EQUIPMENT

Support equipment includes tools required to support the line maintenance, removal/installation, transportation, overhaul (assembly/ disassembly/inspection) and test of the Engine. This equipment is offered for sale by Rhinestahl CTS (Customer Tooling Solutions) or through a GE licensee.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL- _______________________________________________________________________________________________________________________________________

GE PROPRIETARY INFORMATION
(subject to restrictions on cover page)

HAWAIIAN AIRLINES, INC - 1-1026296	29

Rhinestahl CTS – Customer Tooling Solutions 7687 Innovation Way
Mason, Ohio USA, 45040 aviation.toolingorder@rhinestahl.com

Piece part component repair tooling is dependent on the specific equipment and repair methods/process and therefore is often locally manufactured to non-standard designs. As such it is generally not offered for sale.

SECTION VII - PERFORMANCE TREND MONITORING

GE will also provide the standard diagnostics services set forth in Exhibit D.

SECTION VIII - GENERAL CONDITIONS - PRODUCT SUPPORT PLAN

A.
All support provided by GE above, is provided to Airline exclusively for the maintenance and overhaul by Airline of Airline’s Products provided that such Products are operated in the original Engine configuration, or in a modified Engine configuration which does not, directly or indirectly, affect such Products or in an Engine configuration that has been approved by GE. The support provided herein may not be utilized for any other purpose, or assigned or otherwise transferred to any third party, without the written consent of GE, which consent may be exercised by GE in its sole discretion. Technical support for shops offering engine maintenance and overhaul services to third party customers is available from GE directly.

B.	Airline will maintain adequate operational and maintenance records and make these available for GE inspection.

C.	This Product Support Plan is subject to the provisions of the Article titled “Limitation of Liability” of the Agreement to which this Exhibit B is attached.

D.	Airline will cooperate with GE in the development of Engine operating practices, repair procedures, and the like with the objective of improving Engine operating costs.

E.
Except as provided in the Warranty Pass-On provisions in Paragraph E of Exhibit A of the Agreement to which this Exhibit B is attached, this Product Support Plan applies only to the original purchaser of the Engine except that installed Engines supplied to Airline through the aircraft manufacturer shall be considered as original Airline purchases covered by this Product Support Plan.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL- _______________________________________________________________________________________________________________________________________

GE PROPRIETARY INFORMATION
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EXHIBIT C

PAYMENT TERMS

A.	Airline shall make payment in United States Dollars and in immediately available funds. Payment will be effective upon receipt thereof.

•	For Spare Engines and Modules:

-
Twelve (12) months prior to a scheduled delivery date, GE shall render to Airline an invoice for [***] of the base price (unescalated) which Airline shall pay within [***] of the date of the invoice; and

-	Payment of the balance, including amount for price escalation to the month of scheduled delivery, if any, shall be made at time of delivery of each item.

-
Solely for administrative purposes (including shipping, export and taxation requirements), Airline shall have the right to place, and GE shall have the right to require, a purchase order reflecting the Airline commitment to purchase a Spare Engine or Module as contained in the applicable Letter Agreement. For avoidance of doubt, placement of such purchase order shall not affect the payment obligation of Airline specified above, or the shipment obligation of GE as set forth in the applicable Letter Agreement.

•	For spare Parts including Expendable Parts, invoice will be issued at time of Delivery. Airline shall pay within [***] of invoice receipt.

B.	All invoicing and payments (including payment details) hereunder shall be transmitted electronically to GE’s bank account as notified by GE on its invoices.

C.	If delivery hereunder is delayed by Airline, payment shall be made based on the delivery schedule set forth in the applicable Letter Agreement.

D.	GE may, by giving reasonable written notice to Airline, establish different payment terms in the event Airline consistently fails to make payment according to the terms set forth above.

E.
In the event that the Airline has a bona fide dispute regarding any part or amount contained within an invoice, Airline shall within fifteen (15) calendar days of receipt of the invoice give written notice to GE of that portion of the invoice in dispute, with their substantiated reasons, together with any supporting documentation. GE and Airline shall use their respective best endeavors and allocate sufficient resources to settle any part of an invoice disputed by Customer in accordance with this Article 16 J within fifteen (15) calendar days or as soon as possible thereafter. Should the Parties fail to reach resolution of any disputed

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL- _______________________________________________________________________________________________________________________________________

GE PROPRIETARY INFORMATION
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HAWAIIAN AIRLINES, INC - 1-1026296	31

invoice within such period, the disputed invoice shall be resolved by designating senior managers to resolve the dispute in accordance with Article 16 J. On resolution of the dispute GE shall credit Airline or Airline shall pay to GE, as applicable, the disputed portion of the invoice within seven (7) calendar days.

Airline shall be required to pay the undisputed portion of any invoice in accordance with the payment terms set forth above. Provided that Airline complies with these requirements, no late payment charges, as set forth in paragraph F below, shall be levied on the disputed amount, for the time that such amount is disputed by the Parties.

F.
If Airline fails to make any of the foregoing payments when due, Airline will also pay to GE, without prejudice to any other rights available to GE under this Agreement, interest on any late payment, calculated from the payment due date to the date of actual remittance. Interest will be computed at [***], but in no event will the rate of interest be greater than the highest rate then permitted under applicable law.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL- _______________________________________________________________________________________________________________________________________

GE PROPRIETARY INFORMATION
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EXHIBIT D

STANDARD DIAGNOSTICS SERVICES

1.	DIAGNOSTICS SERVICE ELEMENTS

Diagnostics Services. GE shall provide the following services (hereinafter “Services”) to Airline in support of the Engines with no charge to the Airline:

[***]

2.	[***]

3.	[***]

4.	[***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL- _______________________________________________________________________________________________________________________________________

GE PROPRIETARY INFORMATION
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EXHIBIT E

[***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL- _______________________________________________________________________________________________________________________________________

GE PROPRIETARY INFORMATION
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HAWAIIAN AIRLINES, INC - 1-1026296	34

ATTACHMENT I
GEnx Engine WARRANTY PARTS LIST*

[***]
	[***]	[***]	[***]
Fan Rotor
Blade, 1st Stage	[***]	[***]	[***]
Blade, Platforms	[***]	[***]	[***]
Blade, Booster Stages 2-4	[***]	[***]	[***]
Disk, 1st Stage	[***]	[***]	[***]
Spool, Booster	[***]	[***]	[***]
Forward Fan Shaft	[***]	[***]	[***]
Spinner	[***]	[***]	[***]
Fan Stator
Forward Case	[***]	[***]	[***]
Booster Vanes	[***]	[***]	[***]
Booster Case rings	[***]	[***]	[***]
Outlet Guide Vane (OGV)	[***]	[***]	[***]
Aft Acoustic Panels	[***]	[***]	[***]
Bleed Valve System	[***]	[***]	[***]
Aft Case	[***]	[***]	[***]
Compressor Rotor
Blades	[***]	[***]	[***]
Disks, Spools, and Shafts	[***]	[***]	[***]
Compressor Stator
Cases	[***]	[***]	[***]
Vane Shrouds	[***]	[***]	[***]
Vanes	[***]	[***]	[***]
Variable Stator Actuating Rings	[***]	[***]	[***]
Combustor
Inner/Outer Liners & Dome	[***]	[***]	[***]
Case	[***]	[***]	[***]
HPT Rotor

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL- _______________________________________________________________________________________________________________________________________

GE PROPRIETARY INFORMATION
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HAWAIIAN AIRLINES, INC - 1-1026296	35

Blades	[***]	[***]	[***]
Retaining Rings	[***]	[***]	[***]
Stg 1&2 Disks	[***]	[***]	[***]
Midseal	[***]	[***]	[***]
Forward Outer Seal	[***]	[***]	[***]
Aft seal	[***]	[***]	[***]
HPT Stator
Vane Assemblies	[***]	[***]	[***]
Vane Support	[***]	[***]	[***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL- _______________________________________________________________________________________________________________________________________

GE PROPRIETARY INFORMATION
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HAWAIIAN AIRLINES, INC - 1-1026296	36

Shrouds	[***]	[***]	[***]
Shroud Support	[***]	[***]	[***]
LPT Rotor
Blades	[***]	[***]	[***]
Interstage Seals	[***]	[***]	[***]
Disks	[***]	[***]	[***]
LP Cone Shaft	[***]	[***]	[***]
LP Mid Shaft	[***]	[***]	[***]
LPT Stator
Case	[***]	[***]	[***]
Vane Assemblies	[***]	[***]	[***]
Shrouds	[***]	[***]	[***]
Fan Frame
Fan Hub Frame	[***]	[***]	[***]
All Supports	[***]	[***]	[***]
“A” Sump	[***]	[***]	[***]
Turbine Center Frame
Frame	[***]	[***]	[***]
“B” Sump	[***]	[***]	[***]
Turbine Rear Frame
Frame	[***]	[***]	[***]
#5 Bearing Support	[***]	[***]	[***]
“C” Sump	[***]	[***]	[***]
Main Engine Bearings	[***]	[***]	[***]
Gearboxes
Cases	[***]	[***]	[***]
Shafts, Drive	[***]	[***]	[***]
Gears	[***]	[***]	[***]
Bearings	[***]	[***]	[***]
Air Duct	[***]	[***]	[***]
Sump Air and Oil Seals	[***]	[***]	[***]
Controls & Accessories-Engine
[***]	[***]	[***]	[***]

* Warranty Parts List may change as Engine program evolves

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL- _______________________________________________________________________________________________________________________________________

GE PROPRIETARY INFORMATION
(subject to restrictions on cover page)

HAWAIIAN AIRLINES, INC - 1-1026296	37